Exhibit 99.1

First Quarter 2003 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company's April 29, 2003 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2002. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s April 29, 2003 conference call might not occur.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The company operates as a self-administered real estate investment trust. As of March 31, 2003, the company's stabilized portfolio consisted of 84 office buildings and 50 industrial buildings, which encompassed an aggregate of 7.1 million and 4.9 million square feet, respectively, and was 92.2% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
John R. D'Eathe		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Matthew J. Hart		Kathy M. Delgado	Sr. VP Marketing and Leasing	(310) 481-6580
John B. Kilroy, Jr.		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
Dale F. Kinsella		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
		Steven R. Scott	Sr. VP San Diego Development
		Justin W. Smart	Sr. VP Los Angeles Development
		Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		McDonald Investments Inc.
David AuBuchon	(314) 955-5452	Anatole Pevnev	(216) 263-4783

Banc of America Securities LLC		Merrill Lynch & Co., Inc.
Lee Schalop	(212) 847-5677	Steve Sakwa	(212) 449-0335

Credit Suisse First Boston		Prudential Securities
Larry Raiman	(212) 538-2380	Jim Sullivan	(212) 778-2515

Deutsche Bank Securities Inc.		RBC Capital Markets
Lou Taylor	(212) 469-4912	Jay Leupp	(415) 633-8588

Friedman, Billings, Ramsey & Co., Inc.		UBS Warburg
David Loeb	(703) 469-1289	Sydney Hilzenrath	(212) 713-9721

Green Street Advisors
Jim Sullivan	(949) 640-8780

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
INCOME ITEMS (Including Discontinued Operations):
Revenues	$54,627	$52,470	$51,111	$51,265	$52,635
Net Straight Line Rent	1,101	1,260	1,948	(97)	1,228
Lease Termination Fees	4,344	872	51	0	1,270
Net Operating Income(1)	41,494	39,519	38,669	39,254	40,416
Capitalized Interest and Loan Fees	3,397	3,359	3,451	3,359	3,837

Net Income	10,929	13,965	7,885	4,957	13,507
Funds From Operations(2),(4)	26,320	24,262	23,170	23,358	27,153
Funds Available for Distribution(2), (3), (4)	22,633	17,843	20,246	23,519	26,954

Net Income per share—diluted	$0.40	$0.50	$0.28	$0.18	$0.49
Funds From Operations per share—diluted	$0.83	$0.76	$0.72	$0.73	$0.89

Dividend per share	$0.495	$0.495	$0.495	$0.495	$0.495

RATIOS (Including Discontinued Operations):
Operating Margins	74.7%	74.4%	75.2%	76.2%	77.0%
Interest Coverage Ratio(5)	4.9x	4.2x	4.0x	4.1x	4.3x
Fixed Charge Coverage Ratio(6)	3.4x	3.0x	2.9x	2.9x	3.2x
FFO Payout Ratio(7)	59.9%	64.6%	68.7%	68.0%	55.8%
FAD Payout Ratio(8)	69.7%	87.8%	78.6%	67.6%	56.3%

	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
ASSETS:
Investments in Real Estate before Depreciation	$1,706,969	$1,686,218	$1,697,580	$1,678,839	$1,661,622
Total Assets	1,511,197	1,506,602	1,518,313	1,510,577	1,505,929

CAPITALIZATION:
Total Debt	$776,615	$762,037	$773,268	$761,302	$741,186
Total Preferred Stock(9)	155,000	155,000	155,000	155,000	155,000
Total Market Equity Value(9)	700,498	729,685	762,628	860,409	903,565
Total Market Capitalization(9)	1,632,113	1,646,722	1,690,896	1,776,711	1,799,751
Total Debt / Total Market Capitalization	47.6%	46.3%	45.7%	42.8%	41.2%
Total Debt and Preferred / Total Market Capitalization	57.1%	55.7%	54.9%	51.6%	49.8%

(1)	Net operating income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.
(2)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.
(3)	Please refer to page 28 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(4)	Please refer to page 27 for Management Statements on Funds from Operations and Funds Available for Distribution.
(5)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(6)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.
(7)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(8)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(9)	See "Capital Structure" on page 24.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	For the Three Months Ended
	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
High Price	$23.76	$23.64	$26.65	$29.64	$28.30
Low Price	$20.74	$20.25	$22.05	$26.30	$25.01
Closing Price	$22.10	$23.05	$23.71	$26.75	$28.21
Dividend per share—annualized	$1.98	$1.98	$1.98	$1.98	$1.98

Closing common shares (in 000's)(1)	27,475	27,420	27,928	27,744	27,572
Closing partnership units (in 000's)(1)	4,222	4,237	4,237	4,421	4,458

	31,697	31,657	32,165	32,165	32,030

(1)	As of the end of the period.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
ASSETS:
Land and improvements	$282,030	$288,228	$297,305	$285,585	$277,842
Buildings and improvements, net	1,258,593	1,289,525	1,290,575	1,220,923	1,179,214
Undeveloped land and construction in progress, net	166,346	108,465	109,700	172,331	204,566

Total investment in real estate	1,706,969	1,686,218	1,697,580	1,678,839	1,661,622
Accumulated depreciation and amortization	(290,365)	(278,503)	(270,951)	(259,676)	(248,702)

Investment in real estate, net	1,416,604	1,407,715	1,426,629	1,419,163	1,412,920

Cash and cash equivalents	7,787	15,777	9,878	12,663	10,432
Restricted cash	7,479	6,814	7,348	5,811	5,984
Current receivables, net	2,821	3,074	2,779	3,041	2,921
Deferred rent receivables, net	30,567	29,466	28,422	26,470	26,568
Deferred leasing costs, net	32,145	31,427	30,532	30,313	32,972
Deferred financing costs, net	5,394	6,221	6,873	7,596	9,236
Prepaid expenses and other assets	8,400	6,108	5,852	5,520	4,896

TOTAL ASSETS	$1,511,197	$1,506,602	$1,518,313	$1,510,577	$1,505,929

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$514,115	$507,037	$473,268	$455,302	$457,186
Unsecured line of credit	262,500	255,000	300,000	306,000	284,000
Accounts payable, accrued expenses and other liabilities	43,110	43,917	37,766	39,016	49,745
Accrued distributions	15,776	15,670	15,922	15,891	15,163
Rents received in advance, tenant security deposits and deferred revenue	19,434	24,310	20,143	16,737	14,593

Total liabilities	854,935	845,934	847,099	832,946	820,687

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716	73,716	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464	34,464	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	67,000	68,196	68,522	72,415	74,477

Total minority interests	219,501	220,697	221,023	224,916	226,978

Stockholders’ Equity:
Common stock	273	273	278	277	275
Additional paid-in capital	493,244	493,116	503,184	499,196	494,354
Distributions in excess of earnings	(50,384)	(47,629)	(48,020)	(42,079)	(33,305)
Accumulated net other comprehensive loss	(6,372)	(5,789)	(5,251)	(4,679)	(3,060)

Total stockholders’ equity	436,761	439,971	450,191	452,715	458,264

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,511,197	$1,506,602	$1,518,313	$1,510,577	$1,505,929

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2003	2002	% Change
REVENUES:
Rental income, net	$44,264	$43,928	0.8%
Tenant reimbursements	5,779	5,431	6.4%
Interest income	46	285	(83.9%)
Other income	4,538	1,436	216.0%

Total revenues	54,627	51,080	6.9%

EXPENSES:
Property expenses	8,834	7,410	19.2%
Real estate taxes	3,934	3,712	6.0%
General and administrative expenses	3,858	2,968	30.0%
Ground leases	319	383	(16.7%)
Interest expense	7,744	9,325	(17.0%)
Depreciation and amortization	13,948	12,583	10.8%

Total expenses	38,637	36,381	6.2%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	15,990	14,699	8.8%

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(1,686)	(1,429)	18.0%
Recognition of previously reserved Development LLC preferred return		3,908	(100.0%)
Minority interest in earnings of Development LLCs		(1,024)	(100.0%)

Total minority interests	(5,061)	(1,920)	163.6%

INCOME FROM CONTINUING OPERATIONS	10,929	12,779	(14.5%)

DISCONTINUED OPERATIONS:(1)
Revenues from discontinued operations		1,555	(100.0%)
Expenses from discontinued operations		(746)	(100.0%)
Net gain on disposition of discontinued operations
Minority interest attributable to discontinued operations		(81)	(100.0%)

Total discontinued operations		728	(100.0%)

NET INCOME	$10,929	$13,507	(19.1%)

Weighted average shares outstanding—basic	27,221	27,256
Weighted average shares outstanding—diluted	27,430	27,550

NET INCOME PER COMMON SHARE:
Net income per common share—basic	$0.40	$0.50	(20.0%)

Net income per common share—diluted	$0.40	$0.49	(18.4%)

(1)	In accordance with SFAS 144 "Accounting for the Impairment or Disposal of Long-Lived Assets", effective for financial statements issued after December 15, 2001, the net income and the net gain on disposition of properties sold subsequent to December 31, 2001 are reflected in the consolidated statement of operations as discontinued operations for all periods presented.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2003	2002	% Change
FUNDS FROM OPERATIONS:(1)
Net Income	$10,929	$13,507	(19.1%)
Adjustments:
Minority interest in earnings of Operating Partnership	1,686	1,510	11.7%
Depreciation and amortization(2)	13,705	12,136	12.9%
Net gains on dispositions of operating properties

Funds From Operations	$26,320	$27,153	(3.1%)

Weighted average common shares/units outstanding—basic	31,453	30,317
Weighted average common shares/units outstanding—diluted	31,662	30,611

FFO per common share/unit—basic	$0.84	$0.90	(6.7%)

FFO per common share/unit—diluted	$0.83	$0.89	(6.7%)

FUNDS AVAILABLE FOR DISTRIBUTION:(1),(3)
Funds From Operations	$26,320	$27,153	(3.1%)
Adjustments:
Amortization of deferred financing costs	507	778	(34.8%)
Non-cash amortization of restricted stock grants(4)	994	586	69.6%
Tenant improvements, leasing commissions and recurring capital expenditures	(4,087)	(335)	1120.0%
Net effect of straight-line rents(5)	(1,101)	(1,228)	(10.3%)

Funds Available for Distribution	$22,633	$26,954	(16.0%)

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.
(2)	Excludes depreciation and amortization not related to real estate.
(3)	See page 28 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(4)	Beginning January 1, 2003, non-cash amortization of restricted stock grants is added back for purposes of calculating FAD. Prior year FAD amounts have been restated to conform with current year presentation.
(5)	This amount represents the straight-line rent income recognized during the period net of a reserve for bad debts.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Square Feet	Occupancy at:
		NOI	Sq. Ft.	Total	03/31/2003	12/31/2002	09/30/2002
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	29	33.8%	24.7%	2,942,907	85.7%	88.3%	87.5%
Orange County	10	3.6%	3.9%	468,385	88.1%	88.5%	89.8%
San Diego	39	34.0%	24.6%	2,934,415	89.6%	93.1%	93.3%
Other	6	6.3%	5.9%	709,354	96.1%	96.3%	97.6%

Subtotal	84	77.7%	59.1%	7,055,061	88.5%	91.1%	91.0%

Industrial:
Los Angeles	4	1.4%	3.2%	388,805	70.7%	70.7%	79.3%
Orange County	44	19.7%	35.2%	4,196,741	99.9%	100.0%	98.1%
Other	2	1.2%	2.5%	295,417	100.0%	100.0%	100.0%

Subtotal	50	22.3%	40.9%	4,880,963	97.6%	97.7%	96.2%

OCCUPANCY BY REGION:
Los Angeles	33	35.2%	27.9%	3,331,712	83.9%	86.4%	86.3%
Orange County	54	23.3%	39.1%	4,665,126	98.7%	98.8%	97.1%
San Diego	39	34.0%	24.6%	2,934,415	89.6%	93.1%	93.3%
Other	8	7.5%	8.4%	1,004,771	97.2%	97.4%	98.3%

TOTAL STABILIZED PORTFOLIO	134	100.0%	100.0%	11,936,024	92.2%	93.7%	93.1%

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	88.6%	97.7%	92.2%

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	100.0%
5151—5155 Camino Ruiz	Camarillo	4	265,372	79.8%
185 S. Douglas Street	El Segundo	1	62,150	29.3%
Kilroy Airport Center, El Segundo	El Segundo	3	706,302	98.3%
525 N. Brand Blvd.	Glendale	1	46,043	100.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,198	80.2%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	42.8%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	66.4%
501 Santa Monica Blvd.	Santa Monica	1	70,045	89.7%
2829 Townsgate Road	Thousand Oaks	1	81,158	98.8%

Total Los Angeles Office		29	2,942,907	85.7%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,228	50.2%
8101 Kaiser Blvd.	Anaheim	1	60,177	82.4%
Anaheim Corp. Center	Anaheim	4	157,758	93.5%
601 Valencia	Brea	1	60,891	89.2%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,381	90.2%
2501 Pullman	Santa Ana	1	51,750	100.0%

Total Orange County Office		10	468,385	88.1%

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
5770 Armada Drive	Carlsbad	1	81,712	100.0%
12340 El Camino Real	Del Mar	1	89,168	0.0%
12348 High Bluff Drive	Del Mar	1	40,274	17.6%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 / 3611 / 3661 / 3811 Valley Centre Drive	Del Mar	4	423,874	57.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	Rancho Bernardo	1	70,617	100.0%
15073 Ave of Science	Rancho Bernardo	1	46,759	100.0%
15378 Ave of Science	Rancho Bernardo	1	68,910	100.0%
15435 / 15445 Innovation Drive	Rancho Bernardo	2	103,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
4690 Executive Drive	University Towne Center	1	50,929	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		39	2,934,415	89.6%
Other
3750 University Avenue	Riverside, CA	1	124,986	100.0%
4351 Latham Avenue	Riverside, CA	1	21,357	100.0%
4361 Latham Avenue	Riverside, CA	1	30,581	100.0%
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	94.8%

Total Other Office		6	709,354	96.1%

Total Office		84	7,055,061	88.5%

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Industrial
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	70.7%
Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130-3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	109,449	100.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	144,090	100.0%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
12752-12822 Monarch Street	Garden Grove	1	277,037	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	98.2%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	107,130	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		44	4,196,741	99.9%
Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		50	4,880,963	97.6%

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Same Store Analysis(1)

($ in thousands)

	Same Store Analysis (GAAP Basis)
	Three Months Ended March 31,
	2003	2002	% Change
Total Same Store Portfolio
Number of properties	127	127
Square Feet	11,391,898	11,391,898
Percent of Stabilized Portfolio	95.4%	91.6%
Average Occupancy	92.4%	95.4%

Operating Revenues:
Rental income	$40,253	$41,440	(2.9%)
Tenant reimbursements	5,303	4,888	8.5%
Other income	272	1,332	(79.6%)

Total operating revenues	45,828	47,660	(3.8%)

Operating Expenses:
Property expenses	7,983	7,017	13.8%
Real estate taxes	3,509	3,516	(0.2%)
Ground leases	309	383	(19.3%)

Total operating expenses	11,801	10,916	8.1%

GAAP Net Operating Income	$34,027	$36,744	(7.4%)

	Same Store Analysis (Cash Basis)
	Three Months Ended March 31,
	2003	2002	% Change
Total operating revenues	44,632	45,861	(2.7%)
Total operating expenses	11,801	10,916	8.1%

Cash Net Operating Income	$32,831	$34,945	(6.0%)

(1)	Same store defined as all stabilized properties owned at January 1, 2002 and still owned at March 31, 2003.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	10	7	128,723	241,478	$11.31	$0.01	6.2%	0.5%	71.9%	48
Industrial	1	1	5,000	25,718	$4.66	$0.00	48.0%	35.8%	72.0%	16

Total	11	8	133,723	267,196	$10.80	$0.00	9.0%	3.0%	71.9%	45

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
Q1 2003
Capital Improvements	$0
Tenant Improvements & Leasing Commissions	0

Total	$0

Recurring Capital Expenditures:
Q1 2003
Capital Improvements
Office	$46
Industrial	0

46
Tenant Improvements & Leasing Commissions(1)
Office	4,016
Industrial	25

4,041
Total
Office	4,062
Industrial	25

$4,087

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	%Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2003	41	252,033	4.1%	$5,449	$21.62
2004	56	652,049	10.5%	14,967	22.95
2005	62	697,160	11.3%	13,305	19.08
2006	46	686,827	11.1%	15,458	22.51
2007	47	867,679	14.0%	15,000	17.29
2008	18	788,716	12.8%	15,857	20.10
2009	11	735,917	11.9%	15,937	21.66
2010	9	248,546	4.0%	5,475	22.03
2011	8	397,583	6.4%	7,555	19.00
2012 and beyond	13	857,657	13.9%	24,472	28.53

Subtotal	311	6,184,167	100.0%	$133,475	$21.58

INDUSTRIAL:
Remaining 2003	10	360,002	7.6%	$2,056	$5.71
2004	15	486,786	10.3%	3,344	6.87
2005	14	691,060	14.7%	5,117	7.40
2006	9	578,802	12.3%	4,359	7.53
2007	9	496,391	10.5%	3,401	6.85
2008	7	850,407	18.0%	5,732	6.74
2009	7	505,976	10.7%	3,189	6.30
2010	1	33,130	0.7%	283	8.54
2011	4	386,606	8.2%	2,592	6.70
2012 and beyond	2	327,402	7.0%	3,101	9.47

Subtotal	78	4,716,562	100.0%	$33,174	$7.03

TOTAL PORTFOLIO:
Remaining 2003	51	612,035	5.6%	$7,505	$12.26
2004	71	1,138,835	10.5%	18,311	16.08
2005	76	1,388,220	12.7%	18,422	13.27
2006	55	1,265,629	11.6%	19,817	15.66
2007	56	1,364,070	12.5%	18,401	13.49
2008	25	1,639,123	15.0%	21,589	13.17
2009	18	1,241,893	11.4%	19,126	15.40
2010	10	281,676	2.6%	5,758	20.44
2011	12	784,189	7.2%	10,147	12.94
2012 and beyond	15	1,185,059	10.9%	27,573	23.27

Total	389	10,900,729	100.0%	$166,649	$15.29

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2003	16	143,292	5.8%	$3,353	$23.40	13	45,811	11.2%	$763	$16.66
2004	33	450,908	18.3%	11,726	26.01	9	119,726	29.3%	1,646	13.75
2005	32	213,669	8.7%	5,827	27.27	9	53,419	13.1%	1,054	19.73
2006	31	348,521	14.1%	9,131	26.20	4	25,610	6.3%	594	23.19
2007	21	153,176	6.2%	3,916	25.57	6	31,542	7.7%	514	16.30
2008	9	291,393	11.8%	8,751	30.03	4	119,110	29.1%	2,135	17.92
2009	7	425,076	17.2%	10,272	24.17	—	—	0.0%	—	—
2010	6	70,154	2.8%	2,027	28.89	—	—	0.0%	—	—
2011	5	203,225	8.2%	2,665	13.11	1	13,381	3.3%	305	22.79
2012 and beyond	5	170,637	6.9%	3,796	22.25	—	—	0.0%	—	—

Subtotal	165	2,470,051	100.0%	$61,464	$24.88	46	408,599	100.0%	$7,011	$17.16

INDUSTRIAL:
Remaining 2003	—	—	0.0%	—	—	10	360,002	8.7%	2,056	5.71
2004	1	76,570	27.9%	554	7.24	14	410,216	9.9%	2,790	6.80
2005	1	192,053	69.8%	2,027	10.55	13	499,007	12.0%	3,090	6.19
2006	—	—	0.0%	—	—	8	414,262	10.0%	3,179	7.67
2007	—	—	0.0%	—	—	9	496,391	12.0%	3,401	6.85
2008	—	—	0.0%	—	—	7	850,407	20.5%	5,732	6.74
2009	1	6,362	2.3%	101	15.88	6	499,614	12.0%	3,088	6.18
2010	—	—	0.0%	—	—	1	33,130	0.8%	283	8.54
2011	—	—	0.0%	—	—	3	255,729	6.2%	1,800	7.04
2012 and beyond	—	—	0.0%	—	—	2	327,402	7.9%	3,101	9.47

Subtotal	3	274,985	100.0%	$2,682	$9.75	73	4,146,160	100.0%	$28,520	$6.88

TOTAL PORTFOLIO:
Remaining 2003	16	143,292	5.2%	$3,353	$23.40	23	405,813	8.9%	$2,819	$6.95
2004	34	527,478	19.2%	12,280	23.28	23	529,942	11.6%	4,436	8.37
2005	33	405,722	14.8%	7,854	19.36	22	552,426	12.1%	4,144	7.50
2006	31	348,521	12.7%	9,131	26.20	12	439,872	9.7%	3,773	8.58
2007	21	153,176	5.6%	3,916	25.57	15	527,933	11.6%	3,915	7.42
2008	9	291,393	10.6%	8,751	30.03	11	969,517	21.3%	7,867	8.11
2009	8	431,438	15.7%	10,373	24.04	6	499,614	11.0%	3,088	6.18
2010	6	70,154	2.6%	2,027	28.89	1	33,130	0.7%	283	8.54
2011	5	203,225	7.4%	2,665	13.11	4	269,110	5.9%	2,105	7.82
2012 and beyond	5	170,637	6.2%	3,796	22.25	2	327,402	7.2%	3,101	9.47

Total	168	2,745,036	100.0%	$64,146	$23.37	119	4,554,759	100.0%	$35,531	$7.80

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2003	1	28,331	1.1%	$610	$21.53	11	34,599	5.1%	$723	$20.90
2004	1	50,929	1.9%	960	18.85	13	30,486	4.5%	635	20.83
2005	4	304,454	11.6%	3,824	12.56	17	125,618	18.6%	2,600	20.70
2006	3	190,209	7.2%	3,209	16.87	8	122,487	18.1%	2,524	20.61
2007	7	538,591	20.5%	7,721	14.34	13	144,370	21.4%	2,849	19.73
2008	3	165,665	6.3%	2,708	16.35	2	212,548	31.5%	2,263	10.65
2009	3	305,378	11.6%	5,530	18.11	1	5,463	0.8%	135	24.71
2010	3	178,392	6.8%	3,448	19.33	—	—	—	—	—
2011	2	180,977	6.9%	4,585	25.33	—	—	—	—	—
2012 and beyond	8	687,020	26.1%	20,676	30.10	—	—	—	—	—

Subtotal	35	2,629,946	100.0%	$53,271	$20.26	65	675,571	100.0%	$11,729	$17.36

INDUSTRIAL:
Remaining 2003	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	1,180	7.17
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	130,877	44.3%	792	6.05
2012 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	2	295,417	100.0%	1,972	6.68

TOTAL PORTFOLIO:
Remaining 2003	1	28,331	1.1%	$610	$21.53	11	34,599	3.6%	$723	$20.90
2004	1	50,929	1.9%	960	18.85	13	30,486	3.1%	635	20.83
2005	4	304,454	11.6%	3,824	12.56	17	125,618	12.9%	2,600	20.70
2006	3	190,209	7.2%	3,209	16.87	9	287,027	29.5%	3,704	12.90
2007	7	538,591	20.5%	7,721	14.34	13	144,370	14.9%	2,849	19.73
2008	3	165,665	6.3%	2,708	16.35	2	212,548	21.9%	2,263	10.65
2009	3	305,378	11.6%	5,530	18.11	1	5,463	0.6%	135	24.71
2010	3	178,392	6.8%	3,448	19.33	—	—	—	—	—
2011	2	180,977	6.9%	4,585	25.33	1	130,877	13.5%	792	6.05
2012 and beyond	8	687,020	26.1%	20,676	30.10	—	—	0.0%	—	—

Total	35	2,629,946	100.0%	$53,271	$20.26	67	970,988	100.0%	$13,701	$14.11

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues(1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$13,949	781,358	7.9%	6.5%
Peregrine Systems, Inc.(2)	7,044	241,747	4.0%	2.0%
DirecTV, Inc.	6,686	182,463	3.8%	1.5%
Diversa Corporation	4,731	136,908	2.7%	1.1%
Epson America, Inc.	4,251	166,575	2.4%	1.4%
Epicor Software Corporation	3,477	172,778	2.0%	1.4%
Newgen Results Corporation	3,445	102,875	1.9%	0.9%
Scan Health Plan	3,430	119,219	1.9%	1.0%
Intuit, Inc.	3,218	215,171	1.8%	1.8%
TRW, Inc.	3,054	117,406	1.7%	1.0%

Total Office Properties	$53,285	2,236,500	30.1%	18.6%

Industrial Properties:
Celestica California, Inc.	$2,496	303,533	1.4%	2.5%
Qwest Communications Corporation	2,427	244,800	1.4%	2.1%
Mattel, Inc.	2,024	192,053	1.1%	1.6%
Packard Hughes Interconnect	1,705	157,458	1.0%	1.3%
Targus, Inc.	1,485	266,093	0.8%	2.2%
NBTY Manufacturing, LLC	1,461	286,139	0.8%	2.4%
United Plastics Group, Inc.	1,221	188,000	0.7%	1.6%
Kraft Foods, Inc.	1,184	164,540	0.7%	1.4%
Extron Electronics	960	157,730	0.5%	1.3%
Ricoh Electronics	809	100,000	0.5%	0.8%

Total Industrial Properties	$15,772	2,060,346	8.9%	17.2%

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	See additional disclosure of Peregrine leases in “Summary of Leasing at Kilroy Centre Del Mar” on page 19.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenue

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	293,261	$7,499	July 31, 2004
1231 N. Miller Street, Anaheim	113,242	684	March 31, 2009
2240 E. Imperial Highway, El Segundo	101,564	1,729	January 31, 2006
2250 E. Imperial Highway, El Segundo	7,791	272	November 30, 2004

	515,858	10,184

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle	211,139	2,232	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	43,636	1,231	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	302	August 31, 2005

Total	781,358	$13,949

(1)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Summary of Leasing at Kilroy Centre Del Mar

($ in thousands)

	Rentable Square Feet	% Leased by Peregrine		% Leased by Other Tenants	Total % Leased	Tenant Name	Annual Base Rental Revenues(1)
Building 1—3579 Valley Centre Drive(2)	52,375			100%	100%	Paul, Hastings, Janofsky & Walker LLP	$1,608
Building 2—3611 Valley Centre Drive	129,680	100	%(3)		100%	Peregrine Systems, Inc.	3,779
Building 3—3661 Valley Centre Drive(4)	129,752			100%	100%	Fair, Isaac & Company	3,854
Building 4—3721 Valley Centre Drive(5)	114,780			100%	100%	Memec	2,994
Building 5—3811 Valley Centre Drive	112,067	42	%(3)	58%	100%	Peregrine Systems, Inc. (6)	3,265

Total	538,654	33%		68%			$15,500

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	This lease is scheduled to commence when tenant improvements are complete, which is estimated to be in the third quarter of 2003.
(3)	Peregrine Systems, Inc. has indicated that it may reject some or all of the space it occupies in these buildings.
(4)	This lease is scheduled to commence when tenant improvements are complete, which is estimated to be in the third quarter of 2003.
(5)	The annual base rental revenues shown reflect the revenue for the 80% of the building that Memec currently occupies. This building is currently in the Company's development lease-up portfolio.
(6)	This building is 100% leased to Peregrine Systems, Inc.; however, the Company has executed subleases of 64,946 rentable square feet which represent approximately $2.1 million of the annual base rental revenues for this building.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Acquisitions & Dispositions

($ in thousands)

ACQUISITIONS & DISPOSITIONS:

Project	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Stabilized Development

($ in thousands)

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	% Leased
1st QUARTER:
NONE

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:

Project	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 3/31/2003	% Leased		% Committed (2)
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
12100 W. Olympic Blvd.	West LA, CA	Office	4Q 2000	2Q 2002	2Q 2003	151,000	$59,839	$47,496	48	%(3)	61%
999 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2001	3Q 2002	3Q 2003	133,678	44,411	37,053	0%		0%
3721 Valley Centre Drive	Del Mar, CA	Office	3Q 2001	3Q 2002	3Q 2003	114,780	30,378	29,692	100%		100%

Subtotal						399,458	134,628	114,241	47%		52%

PROJECTS UNDER CONSTRUCTION:

12400 High Bluff	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	61,523	47,986	84%		84%

Subtotal						208,961	61,523	47,986	84%		84%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						608,419	196,151	162,227	60%		63%

COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						608,419	$196,151	$162,227	60%		63%

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Incremental Redevelopment Costs	Total Spent as of 3/31/2003	% Leased
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
1700 Carnegie	Santa Ana, CA	R&D to Office	4Q 2001	3Q 2002	3Q 2003	78,016	$6,678	$4,297	17%

Subtotal						78,016	6,678	4,297	17%

PROJECTS UNDER CONSTRUCTION:
5717 Pacific Center Blvd.	Sorrento Mesa, CA	Office to Biotech	1Q 2003	3Q 2003	3Q 2003	67,995	9,819	57	0%
10421 Pacific Science Center	Sorrento Mesa, CA	Office to Biotech	1Q 2003	3Q 2003	3Q 2003	78,797	6,973	55	100%
909 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2003	1Q 2004	1Q 2005	248,148	25,190	413	0%

Subtotal						394,940	41,982	525	20%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						472,956	48,660	4,822	19%

COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						472,956	$48,660	$4,822	19%

(1)	Based on management's estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	Percentage committed includes executed leases and signed letters of intent, calculated on a square footage basis.
(3)	Certain aspects of a lease representing 23% of the project are subject to governmental approval.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 03/31/2003
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	Rancho Bernardo, CA	Office	3.0	51,187	$10,619	$2,968
Innovation Corporate Center—Lot 4	Rancho Bernardo, CA	Office	3.4	75,000	14,221	3,585
Innovation Corporate Center—Lot 9	Rancho Bernardo, CA	Office	3.2	65,867	13,462	3,541
Innovation Corporate Center—Lot 10	Rancho Bernardo, CA	Office	2.2	37,405	8,580	2,430
Pacific Corporate Center—Lots 3, 4 & 6	Sorrento Mesa, CA	Office	10.9	225,000	52,337	13,715
Pacific Corporate Center—Lot 8	Sorrento Mesa, CA	Office	5.0	95,000	27,815	6,958
Santa Fe Summit—Phase I	56-Corridor, CA	Office	7.6	150,000	35,079	6,926
Santa Fe Summit—Phase II	56-Corridor, CA	Office	7.6	150,000	33,994	6,926
Sorrento Gateway—Lot 1	Sorrento Mesa, CA	Office	3.4	61,000	17,549	3,900
Sorrento Gateway—Lot 2	Sorrento Mesa, CA	Office	4.4	80,000	25,714	7,154
Sorrento Gateway—Lot 3	Sorrento Mesa, CA	Office	3.4	60,000	20,231	5,032
Sorrento Gateway—Lot 7	Sorrento Mesa, CA	Office	4.1	57,000	19,174	6,452

TOTAL FUTURE DEVELOPMENT PIPELINE			58.2	1,107,459	$278,775	$69,587

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Capital Structure

At March 31, 2003

($ in thousands)

	Shares/Units at March 31, 2003	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$514,115	31.5%
Unsecured Line of Credit		262,500	16.4%

Total Debt		$776,615	47.6%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units (1)	1,500,000	$75,000	4.6%
9.375% Series C Cumulative Redeemable Preferred Units (1)	700,000	35,000	2.1%
9.250% Series D Cumulative Redeemable Preferred Units (1)	900,000	45,000	2.8%
Common Units Outstanding (2)	4,221,752	93,301	5.7%
Common Shares Outstanding (2)	27,474,983	607,197	37.2%

Total Equity		$855,498	52.4%

TOTAL MARKET CAPITALIZATION		$1,632,113	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Valued based on closing share price of $22.10 at March 31, 2003.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Debt Analysis

At March 31, 2003

($ in thousands)

TOTAL DEBT COMPOSITION
	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	66.2%	6.2%	4.8
Unsecured Debt	33.8%	3.3%	2.0

Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1),(2)	62.1%	6.7%	5.0
Floating Rate Debt	37.9%	2.9%	1.9

Total Debt		5.2%	3.8

Total Debt Including Loan Fees		5.7%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$262,500	March 2005

CAPITALIZED INTEREST & LOAN FEES
Quarter-to-Date	Year-to-Date
$3.4	$3.4

(1)	Includes the impact of the interest-rate swap agreements listed on page 26.
(2)	The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company's interest-rate cap agreements listed on page 26. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 75.0% of its total outstanding debt at March 31, 2003.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Debt Analysis

At March 31, 2003

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/Fixed Rate	Effective Rate	Maturity Date		Remaining 2003	2004	2005	2006	2007	After 2007	Total
Unsecured Debt:
Floating	2.77%	3/15/2005				$262,500				$262,500
Secured Debt:
Floating	3.06%	10/29/2003		75,671						75,671
Floating	3.09%	6/29/2004		261	20,489					20,750
Floating	3.19%	9/29/2004	(1)		25,304					25,304
Fixed	8.35%	1/31/2005		1,281	1,837	72,982				76,100
Fixed	8.45%	12/1/2005		436	625	10,349				11,410
Floating	2.68%	12/23/2005	(2)			29,000				29,000
Floating	3.03%	1/1/2006					31,000			31,000
Fixed	6.51%	8/12/2007		154	218	232	248	17,049		17,901
Fixed	7.21%	8/12/2007		108	154	166	178	4,325		4,931
Fixed	7.20%	4/1/2009		1,377	1,954	2,099	2,256	2,423	78,079	88,188
Fixed	6.70%	1/10/2012		688	973	1,040	1,112	1,189	74,063	79,065
Fixed	8.21%	10/1/2013		291	416	452	490	532	4,143	6,324
Fixed	8.26%	11/1/2014		521	748	813	883	960	18,161	22,086
Fixed	7.15%	5/1/2017		830	1,178	1,266	1,359	1,459	20,293	26,385

	4.82%			81,618	53,896	118,399	37,526	27,937	194,739	514,115

Effect of SWAPS	0.40%

Total	5.22%			$81,618	$53,896	$380,899	$37,526	$27,937	$194,739	$776,615

(1)	Maturity date does not reflect the one-year extension option.
(2)	Maturity date does not reflect the two one-year extension options.

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Maturity
50,000	Cap	4.25%	01/2005
50,000	Cap	4.25%	01/2005
50,000	Swap	4.46%	01/2005
50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$250,000

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included on this page are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds from Operations (“FFO”), in the Company’s earnings release on April 28, 2003, and the reasons why management believes that these measures provide useful information to investors about the Company's financial condition and results of operations.

Funds from Operations:

Management believes that Funds From Operations ("FFO") is a useful supplemental measure of the Company's operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles ("GAAP"), excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other real estate investment trusts (“REITs”) may use different methodologies for calculating FFO and, accordingly, the Company's FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution ("FAD") is a useful supplemental measure of the Company's liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company's financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company's FAD may not be comparable to other REITs.

KILROY REALTY CORPORATION

First Quarter 2003 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2003	2002
Funds Available for Distribution	$22,633	$26,954

Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	4,087	335
Depreciation for furniture, fixtures and equipment	243	191
Provision for uncollectible tenant receivables	348	439
Changes in assets and liabilities (1)	(8,913)	(5,750)
Adjustments related to the minority interest in Development LLCs (2)
Minority interest in earnings of Development LLCs		(2,884)
Depreciation and amortization of building and improvements and leasing costs		539
Net effect of straight-line rents and deferred rent receivables		1,781
Non-cash amortization of deferred financing costs		36

Net cash provided by operating activities	$18,398	$21,641

(1)	Includes changes in the following assets and liabilities: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits and deferred revenue; and other.
(2)	FFO and FAD do not reflect the minority interest in Development LLCs share of these adjustments. The Company acquired the minority interest in the Development LLCs in March 2002.